                                                                    EXHIBIT 10.3






                    -----------------------------------------


                         INTERNET SECURITY SYSTEMS, INC.

                              AMENDED AND RESTATED

                                RIGHTS AGREEMENT


                                FEBRUARY 14, 1997

                    -----------------------------------------

                                TABLE OF CONTENTS

                                                                                PAGE
                                                                                ----
Section 1 - Certain Definitions...............................................   -1-

Section 2 - Piggyback Rights..................................................   -2-

         2.1      Notice of Registration......................................   -2-
         2.2      Underwriting................................................   -3-
         2.3      Right to Terminate Registration.............................   -3-

Section 3 - Demand Registration...............................................   -4-

         3.1      Demand Registration.........................................   -4-
         3.2      Underwritten Public Offering................................   -5-
         3.3      Rights of Key Management Holders............................   -5-
         3.4      Inclusion of Additional Shares..............................   -5-
         3.5      Termination of Demand Rights................................   -6-

Section 4 - Form S-3 Registration.............................................   -6-

         4.1      Registrations on Form S-3...................................   -6-

Section 5 - Obligations of Company............................................   -7-

Section 6 - Expenses of Registration..........................................   -8-

Section 7 - Indemnification...................................................   -8-

         7.1      The Company.................................................   -8-
         7.2      Holders.....................................................   -9-
         7.3      Key Management Holders......................................   -9-
         7.4      Defense of Claims...........................................  -10-

Section 8 - Rule 144 Reporting................................................  -10-

Section 9 - Standoff Agreement................................................  -11-

Section 10 - Limitations on Subsequent Registration Rights....................  -11-

Section 11 - Information Rights...............................................  -12-

         11.1     Delivery of Financial Statements............................  -12-
         11.2     Inspection..................................................  -12-
         11.3     Termination of Information and Inspection Covenants.........  -12-

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                 PAGE
                                                                                 ----
Section 12 - Additional Covenants.............................................   -13-

         12.1     Confidentiality.............................................   -13-
         12.2     Independent Accountants.....................................   -13-
         12.3     Internal Revenue Codess.1202................................   -13-

Section 13 - Termination of Rights............................................   -14-

Section 14 - Miscellaneous....................................................   -14-

         14.1     Assignment..................................................   -14-
         14.2     Governing Law...............................................   -14-
         14.3     Counterparts................................................   -14-
         14.4     Titles and Subtitles........................................   -14-
         14.5     Notices.....................................................   -14-
         14.6     Attorney's Fees.............................................   -15-
         14.7     Amendments and Waivers......................................   -15-
         14.8     Severability................................................   -15-
         14.9     Delays or Omissions.........................................   -15-
         14.10    Entire Agreement............................................   -16-

                      AMENDED AND RESTATED RIGHTS AGREEMENT


         THIS AMENDED AND RESTATED RIGHTS AGREEMENT (the "AGREEMENT") is entered into as of February 14, 1997, by and among Internet Security Systems, Inc., a Georgia corporation (the "COMPANY"), and those shareholders of the Company listed on Exhibit A hereto (the "Key Management Holders") and the purchasers listed on the signature page hereof (each a "PREFERRED HOLDER" and together the "PREFERRED HOLDERS").

                                    RECITALS

         A. The Company, Greylock Equity Limited Partnership, Sigma Associates III, L.P., Sigma Investors III, L.P., Sigma Partners III, L.P. and John P. Imlay desire to amend and restate that certain Rights Agreement dated as of February 2, 1996 and as amended February 15, 1996, by and among them (the "Prior Agreement") and allow Kleiner Perkins Caufield & Byers, AT & T Ventures and the Key Management Holders to become a party to the amended and restated agreement.

         B. The Preferred Holders have purchased or will purchase shares of Series A Preferred Stock and Series B Preferred Stock (the "PREFERRED STOCK"); all or certain of which shares of Series B Preferred Stock are being purchased pursuant to the terms of a Series B Preferred Stock Purchase Agreement dated of even date herewith (the "PURCHASE AGREEMENT").

         C. The execution of this Agreement is a condition to the closing of the transactions contemplated by the Purchase Agreement.

         D. The Company desires to enter into this Agreement and grant the Preferred Holders the rights contained herein in order to fulfill such condition.

         NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties amend and restate the Prior Agreement in its entirety and agree as follows:

                                    SECTION 1

                               CERTAIN DEFINITIONS

         Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

         1.1 "EMPLOYEE REGISTRABLE SECURITIES" means (i) the shares of the Common Stock of the Company held by the Key Management Holders and (ii) any other shares of the Common Stock of the Company issued as a dividend or other distribution with respect to such shares.

         1.2 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at that time.

         1.3 "INITIAL PUBLIC OFFERING" or "IPO" means the Company's sale of its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement under the Securities Act.

         1.4 The terms "REGISTER", "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act (as defined below), and the declaration or ordering of the effectiveness of such registration statement.

         1.5 "REGISTRABLE SECURITIES" means (i) the shares of Common Stock of the Company issuable or issued upon conversion of the Preferred Stock of the Company (the "SHARES"), and (ii) any other shares of the Company's Common Stock issued as (or issuable upon conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to or exchange for or replacement of the Shares, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which a Preferred Holder's rights under this Agreement are not assigned; provided, however, that Registrable Securities shall only be treated as Registrable Securities if and so long as, they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

         1.6 "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at the time.

         1.7 "SEC" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                                    SECTION 2

                                PIGGYBACK RIGHTS

         2.1 Notice of Registration. If at any time or from time to time, the Company shall determine to register any of its securities for its own account in an underwritten public offering, the Company will:

                  (i) promptly give to the Preferred Holders and Key Management Holders written notice thereof; and

                  (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and underwriting, all the Registrable Securities and Employee

Registrable Securities (subject to cutback as set forth in Section 2.2) specified in a written request or requests made within thirty (30) days after receipt of such written notice from the Company by any Preferred Holder or Key Management Holder.

         2.2 Underwriting. The right of any Preferred Holder or Key Management Holder to registration pursuant to this Section 2 shall be conditioned upon such Preferred Holder's or Key Management Holder's participation in such underwriting and the inclusion of Registrable Securities or Employee Registrable Securities in the underwriting to the extent provided herein. If any Preferred Holder or Key Management Holder proposes to distribute its securities through such underwriting, such Preferred Holder or Key Management Holder shall (together with the Company and any other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit to 40% the Registrable Securities and may limit or exclude the Employee Registerable Securities to be included in such registration (except with respect to the Company's IPO, in which case all Registrable Securities may be excluded). The Company shall so advise the Preferred Holders and Key Management Holders and the other holders distributing their securities through such underwriting pursuant to piggyback registration rights similar to this Section 2, and the number of shares of Registrable Securities and Employee Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among the Preferred Holders and Key Management Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities and Employee Registrable Securities held by such Preferred Holders and Key Management Holders at the time of filing the registration statement; provided, however, that no person who is not a Preferred Holder under this Agreement shall be granted registration rights or be entitled to have shares included in such underwriting unless all of the Registrable Securities which the Preferred Holders have requested to be included in such underwriting have been so included. If any Preferred Holder or Key Management Holder disapproves of the terms of any such underwriting, he or she may elect to withdraw therefrom by written notice to the Company and the managing underwriter, and such Preferred Holder or Key Management Holder shall be deemed to have withdrawn if such Preferred Holder or Key Management Holder fails to execute underwriting documents requested by the managing underwriter within the time period requested for execution of such documents. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to one hundred eighty (180) days after the effective date of the registration statement relating thereto.

         2.3 Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2 prior to the effectiveness of such registration, whether or not any Preferred Holder or Key Management Holder has elected to include securities in such registration.

                                    SECTION 3

                               DEMAND REGISTRATION

         3.1 Demand Registration. During the period commencing six (6) months after the Company's Initial Public Offering and until this Agreement terminates, Preferred Holders shall be entitled to have the Company effect two (2) demand registrations of Registrable Securities then owned by such Preferred Holders requesting such registration. A request for such registration (a "REGISTRATION REQUEST") must be made in writing and must be made by the holders of at least thirty percent (30%) of the Common Stock issued or issuable upon the conversion of the then outstanding Preferred Stock, which stock must have an offering value of at least $2,500,000. The Company shall use its best efforts to cause the Registrable Securities specified in such Registration Request to be registered as soon as reasonably practicable so as to permit the sale thereof, and in connection therewith shall prepare and file a registration statement with the SEC under the Securities Act to effect such registration. Such registration statement shall contain such required information pursuant to the rules and regulations promulgated under the Securities Act and such additional information as deemed necessary by the managing underwriter or if there is no managing underwriter, as deemed necessary by mutual agreement between the Preferred Holders requesting registration and the Company. Such Registration Request shall
(i) specify the number of shares intended to be offered and sold; (ii) express the present intention of the requesting Preferred Holders to offer or cause the offering of such shares for distribution; (iii) describe the nature or method of the proposed offer and sale thereof; and (iv) contain the undertaking of the requesting Preferred Holders to provide all such information and materials and take all such action as may be required in order to permit the Company to comply with all applicable requirements of the SEC and to obtain any desired acceleration of the effective date of such registration statement. Notwithstanding the foregoing, if the Company shall furnish to the requesting Preferred Holders a certificate signed by a duly authorized officer of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company for such registration statement to be filed on or before the date filing would be required, then the Company shall be entitled to postpone filing of the registration statement for up to one hundred twenty (120) days; provided, however, that the Company shall be entitled to issue such a certificate only one (1) time in any given 12 month period. If a registration has become effective but is withdrawn before completion of the offering contemplated thereby because of adverse business developments at the Company that were not known to the requesting Preferred Holders when they requested that the Company initiate such registration proceedings, such registration shall not count as one of the two registrations referred to in the first sentence of this Section. If a registration is filed on behalf of Preferred Holders and such registration is withdrawn at the request of the Preferred Holders of at least fifty percent (50%) of the Registrable Securities requesting registration for any reason other than adverse business developments at the Company that were not known to the requesting Preferred Holders, such registration will count as one of the two registrations referred to in the first sentence of this section.

         3.2 Underwritten Public Offering. If requested, and provided that the underwriter or underwriters are of recognized national standing and reasonably satisfactory to the Company, the Company shall enter into an underwriting agreement with such underwriters containing representations, warranties, indemnities and agreements then customarily included by an issuer in underwriting agreements with respect to secondary distributions. The Company shall not cause the registration under the Securities Act of any other shares of its Common Stock to become effective (other than registration of an employee stock plan, or registration in connection with any Rule 145 or similar transaction) during the effectiveness of a registration requested hereunder for an underwritten public offering if, in the judgment of the underwriter or underwriters, marketing factors would adversely affect the price of the Registrable Securities subject to such underwritten registration.

         3.3 Rights of Key Management Holders. If the Preferred Holders shall cause the Company to effect a demand registration pursuant to this Section 3, then the Key Management Holders may request in writing that all or part of the Employee Registrable Securities held thereby be included in such demand registration. The right of any Key Management Holder to registration pursuant to this Section 3.3 shall be conditioned upon such Key Management Holder's participation in such underwriting and the inclusion of the Employee Registrable Securities in the underwriting to the extent provided herein. If any Key Management Holder proposes to distribute its securities through such underwriting, such key Management Holder shall (together with the Preferred Holders, the Company and any other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 3, if the managing underwriter and the Board of Directors of the Company determine that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit or exclude the Employee Registrable Securities to be included in such registration. The Company shall so advise the Key Management Holder, and the number of shares of Employee Registrable Securities that may be included in the registration and underwriting shall be allocated among the Key Management Holder and any other participating Key Management Holders in proportion, as nearly as practicable, to the respective amounts of Employee Registrable Securities held by such Key Management Holder and other securities held by other Key Management Holders at the time of filing the registration statement; provided, however, that the Employee Registrable Securities held by all such Key Management Holders shall be subordinate to all Registrable Securities held by the Preferred Holders and shall be excluded from such registration prior to the exclusion of any Registrable Securities held by the Preferred Holders.

         3.4 Inclusion of Additional Shares. The Company may include in a registration pursuant to this Section 3 securities for its own account and by other third parties, in amounts as determined by the Company's Board of Directors. To the extent the Company includes securities for its own account or held by other parties in such registration statement, the Company shall take all actions it deems necessary or advisable in order to ensure that security holders of the Company, whether or not holding contractual registration rights, shall not have the right to exclude from any registration initiated pursuant to this
Section 3 any Registrable Securities or Employee Registrable Securities with respect to which any Preferred Holder or Key Management Holder, as the case may be, has requested registration. If requested, and provided the underwriter or underwriters are reasonably satisfactory to the Company, the Company shall (together with all officers, directors and other third parties proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this
Section 3.4, if the representative advises the stockholders registering shares of Common Stock in writing that marketing factors require a limitation on the number of shares to be underwritten, the securities of the Company, securities held by officers or directors of the Company (excluding such Registrable Securities or Employee Registrable Securities held by any Preferred Holder or Key Management Holder, as the case may be, subject to such registration) and the securities held by other third parties shall be excluded from the underwriting by reason of the underwriter's marketing limitation to the extent so required by such limitation. No securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any officer, director or other stockholder (including Preferred Holders and Key Management Holders) who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Preferred Holders and Key Management Holders requesting registration.

         3.5 Termination of Demand Rights. The rights of any Preferred Holder and Key Management Holder to receive notice and to participate in a registration pursuant to the terms of this Section 3 shall terminate at such time as (i) such Preferred Holder or Key Management Holder could sell all of Registrable Securities or Employee Registrable Securities held by such Preferred Holder or Key Management Holder in any one three-month period under the terms of Rule 144(k) under the Securities Act and (ii) the Company has consummated an Initial Public Offering.

                                    SECTION 4

                              FORM S-3 REGISTRATION

         4.1 Registrations on Form S-3. Preferred Holders shall be entitled to request an unlimited number of registrations of Registrable Securities then owned by such requesting Preferred Holder on a Form S-3 registration statement under the Securities Act (a "SHELF REGISTRATION"); provided, however, that no more than one (1) such registration shall be effected in any twelve (12) month period (an "S-3 REGISTRATION REQUEST"). The S-3 Registration Request must be made in writing and the S-3 Registration Request shall (i) specify the number of shares intended to be offered and sold; (ii) express the present intention of the requesting Preferred Holders to offer or cause the offering of such shares for distribution; (iii) describe the nature or method of the proposed offer and sale thereof and (iv) contain the undertaking of the requesting Preferred Holders to provide all such information and materials and take all such action as may be required in order to permit the Company to comply with all applicable requirements of the SEC and to obtain any desired acceleration of the effective date of such registration statement. The Company shall, as soon as practicable, file a Shelf Registration and proceed to obtain all such qualifications and compliance as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of the requesting Preferred Holder's Registrable

Securities as are specified in the S-3 Registration Request, within 30 days after receipt of such written notice by the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 4 if (i) Form S-3 is not available for such offering by the requesting Preferred Holders; (ii) the requesting Preferred Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate gross price to the public of less than $2,000,000; (iii) the Company shall furnish to Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Shelf Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than one hundred twenty (120) days after receipt of the request of any Preferred Holder under this Section 4; provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period; or (iv) the Company has, within the twelve (12) month period preceding the date of such request, already effected a registration on Form S-3 for any Preferred Holder pursuant to this Section 4.

                                    SECTION 5

                             OBLIGATIONS OF COMPANY

         Whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of the Registrable Securities or Employee Registrable Securities, the Company shall (i) prepare and, as soon as possible, file with the SEC a registration statement with respect to the Registrable Securities or Employee Registrable Securities, and use its best efforts to cause such registration statement to become effective and to remain effective until the earlier of the sale of the Registrable Securities or Employee Registrable Securities so registered or ninety (90) days subsequent to the effective date of such registration; (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to make and to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities proposed to be registered in such registration statement until the earlier of the sale of the Registrable Securities or Employee Registrable Securities so registered or ninety (90) days subsequent to the effective date of such registration statement, (iii) furnish to any Preferred Holder or Key Management Holder such number of copies of any prospectus (including any preliminary prospectus and any amended or supplemented prospectus), in conformity with the requirement of the Securities Act, as such Preferred Holder or Key Management Holder may reasonably request in order to effect the offering and sale of the Registrable Securities or Employee Registrable Securities to be offered and sold, but only while the Company shall be required under the provisions hereof to cause the registration statement to remain current; (iv) use its commercially reasonable efforts to register or qualify the Registrable Securities or Employee Registrable Securities covered by such registration statement under the securities or blue sky laws of such states as the Preferred Holder or Key Management Holder shall reasonably request, maintain any such registration or qualification current until the earlier of the sale of the

Registrable Securities or Employee Registrable Securities so registered or ninety (90) days subsequent to the effective date of the registration statement, and take any and all other actions either necessary or advisable to enable Preferred Holders or Key Management Holders to consummate the public sale or other disposition of the Registrable Securities or Employee Registrable Securities in jurisdictions where such Preferred Holders or Key Management Holders desire to effect such sales or other disposition; and (v) take all such other actions either necessary or desirable to permit the Registrable Securities or Employee Registrable Securities held by a Preferred Holder or Key Management Holder to be registered and disposed of in accordance with the method of disposition described herein.

                                    SECTION 6

                            EXPENSES OF REGISTRATION

         The Company shall pay all of the reasonable out-of-pocket expenses incurred in connection with any registration statements that are initiated pursuant to this Agreement, including, without limitation, all SEC and blue sky registration and filing fees, printing expenses, transfer agent and registrar fees, the fees and disbursements of the Company's outside counsel and independent accountants including expenses incurred in connection with any special audits incidental to or required by such registration. The Company shall also be required to pay the expenses of one special counsel to represent all Preferred Holders and Key Management Holders to be selected by a majority of the Preferred Holders and Key Management Holders participating in the Registration. Any underwriting discounts, fees and disbursements of counsel to the Preferred Holders and the Key Management Holders, selling commissions and stock transfer taxes applicable to the Registrable Securities registered on behalf of Preferred Holders and Key Management Holders shall be borne by holder of the Registrable Securities or Employee Registrable Securities included in such registration.

                                    SECTION 7

                                 INDEMNIFICATION

         7.1 The Company. The Company will indemnify the Preferred Holders and Key Management Holders and each person controlling the Preferred Holders and Key Management Holders within the meaning of Section 15 of the Securities Act, and each underwriter if any, of the Company's securities, with respect to any registration, qualification or compliance which has been effected pursuant to this Agreement, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse the Preferred Holders and Key Management Holders and each person controlling the Preferred Holders and Key Management Holders, and each underwriter, if any, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by such Preferred Holder or Key Management Holder or controlling person or underwriter seeking indemnification.

         7.2 Holders. Each Preferred Holder will, if Registrable Securities held by such Preferred Holder are included in the securities as to which such registration, qualification or compliance is being effected (the "INDEMNIFYING HOLDER"), indemnify the Company, each of its directors and officers, each Key Management Holder and each underwriter, if any, of the Company's securities covered by such registration statement and each person who controls the Company or a Key Management Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such directors, officers or control persons, Key Management Holders or underwriters for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Indemnifying Holder, provided that in no event shall any indemnity under this Section 7.2 exceed the gross proceeds of the offering received by such Indemnifying Holder.

         7.3 Key Management Holders. Each Key Management Holder will, if Employee Registrable Securities held by such Key Management Holder are included in the securities as to which such registration, qualification or compliance is being effected (the "EMPLOYEE INDEMNIFYING HOLDER"), indemnify the Company, each of its directors and officers, each Preferred Holder and each underwriter, if any, of the Company's securities covered by such registration statement and each person who controls the Company within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such directors, officers, control persons, Preferred Holders or underwriters for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Employee Indemnifying Holder, provided that in no event shall any indemnity under this
Section 7.3 exceed the gross proceeds of the offering received by such Employee Indemnifying Holder.

         7.4 Defense of Claims. Each party entitled to indemnification under this Section 7 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of the Indemnified Party by counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 7 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnifying Party shall be required to indemnify any Indemnified Party with respect to any settlement entered into without such Indemnifying Party's prior consent.

                                    SECTION 8

                               RULE 144 REPORTING

         With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

         (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after ninety (90) days following the effective date of the IPO;

         (b) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

         (c) So long as a Preferred Holder owns any Registrable Securities, furnish to such Preferred Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company, and such other reports and documents so filed as a Preferred Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing such Preferred Holder to sell any such securities without registration.

                                    SECTION 9

                               STANDOFF AGREEMENT

         In connection with the Company's Initial Public Offering, if requested by the Company and the managing underwriter, each Preferred Holder and Key Management Holder agrees that such Preferred Holder or Key Management Holder will not, directly or indirectly, sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Common Stock of the Company (other than those included in the Initial Public Offering, if any) without the prior written consent of the Company or the underwriters for such period of time (not to exceed one hundred and eighty (180) days) as may be requested by the Company and the managing underwriter, provided that all executive officers and directors of the Company enter into similar agreements.

                                   SECTION 10

                  LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS

         From and after the date of this Agreement, the Company shall not, without the prior written consent of Preferred Holder(s) of at least a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are more favorable than the registration rights granted to Preferred Holders hereunder or to require the Company to effect a registration earlier than the date on which Preferred Holders can first require a registration under Section 3.1.

                                   SECTION 11

                               INFORMATION RIGHTS

         11.1     Delivery of Financial Statements.

                  (a) The Company shall deliver to each Preferred Holder, as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company as of the end of such year, and a schedule as to the sources and applications of funds for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and audited and certified by independent public accountants of nationally recognized standing selected by the Company.

                  (b) The Company shall deliver to each Preferred Holder:

                      (i) within thirty (30) days after the end of each month and forty-five (45) days after the end of each quarter, an unaudited income statement and schedule as to the sources and applications of funds and balance sheet and comparison to budget for and as of the end of such month or quarter, as the case may be, in reasonable detail;

                      (ii) as soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including balance sheets and sources and applications of funds statements for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company; and

                      (iii) such other information relating to the financial conditions, business, prospects or corporate affairs of the Company as each Preferred Holder; or any assignee of such Preferred Holder may from time to time request; provided, however, that the Company shall not be obligated to provide information which it deems in good faith to be proprietary.

         11.2 Inspection. The Company shall permit each Preferred Holder, at such Preferred Holder's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by such Preferred Holder; provided, however, that the Company shall not be obligated pursuant to this Section 11.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

         11.3 Termination of Information and Inspection Covenants. The covenants set forth in Sections 11.1 and 11.2 shall terminate as to each Preferred Holder and be of no further force or effect immediately upon the consummation of an Initial Public Offering.

                                   SECTION 12

                              ADDITIONAL COVENANTS

         12.1 Confidentiality. Each of the Preferred Holders agrees to keep confidential and not to disclose to persons other than its employees, professional consultants and advisors any information concerning the Company which is confidential or proprietary ("CONFIDENTIAL INFORMATION"), except as otherwise required by law. No Confidential Information shall be used or disclosed by a Preferred Holder for any purpose except in connection with the transactions contemplated by the Purchase Agreement and the agreements executed and delivered in connection with the Purchase Agreement and in the enforcement of its rights thereunder. Each Preferred Holder shall use the same level of care with the Confidential Information as it uses with its own confidential information. Notwithstanding the foregoing, the restrictions set forth in this
Section 12.1 shall not be applicable to any information that is publicly available, any information independently developed by a Preferred Holder or its professional consultants, any information known to a Preferred Holder or its professional consultants before the disclosure thereof by the Company, or any information disclosed to a Preferred Holder by a person without any confidentiality duty to the Company.

         12.2 Independent Accountants. Until the consummation of the Company's Initial Public Offering, the Company will retain independent public accountants of recognized national standing who shall certify the Company's financial statements at the end of each fiscal year. In the event the services of the independent public accountants so selected, or any firm of independent public accountants hereafter employed by the Company, are terminated, the Company will promptly thereafter engage another firm of independent public accountants of recognized national standing.

         12.3 Internal Revenue Code ss.1202. The Company shall furnish to each Preferred Holder, and shall use reasonable commercial efforts to make such filings with the Internal Revenue Service, as shall from time to time be required pursuant to Section 1202(d)(1) of the Code. In addition, the Company agrees that it will not make any purchases of its stock within the meaning of and which would exceed the limitation contained in Section 1202(c)(3)(B) of the Code with respect to the Preferred Stock, unless such purchases have been consented to by holders a majority of the Preferred Stock or are required by contractual obligations entered into prior to the Closing. Any such information provided to the Preferred Holders under this Section 12.3 shall not be disclosed by any Preferred Holder to any party except as required and solely in order for such Preferred Holder to claim any benefits under Section 1202 of the Code.

                                   SECTION 13

                              TERMINATION OF RIGHTS

         Unless otherwise specified herein, this Agreement shall terminate on the fifth (5th) anniversary of the date of the Company's Initial Public Offering. Upon termination, no party shall have any further obligation or liability hereunder.

                                   SECTION 14

                                  MISCELLANEOUS

         14.1 Assignment. The rights to cause the Company to register securities granted to the Preferred Holders or Key Management Holders by the Company under this Agreement may be transferred or assigned by the Preferred Holders or Key Management Holders; provided that the Company is given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes the obligations of such Preferred Holder under this Agreement. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Any transferee or assignee shall thereafter be treated as a Preferred Holder or Key Management Holder, subject to the limitations herein. Until the Company receives actual notice of any transfer or assignment, it shall be entitled to rely on the then existing list of Preferred Holders and Key Management Holders and the failure to notify the Company of any transfer or assignment shall not affect the validity of a notice properly given by the Company to the Preferred Holders and Key Management Holders pursuant to lists maintained by the Company.

         14.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements entered into solely between residents of and to be performed entirely within, such state.

         14.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         14.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         14.5 Notices.

                  (a) All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given to or made upon the Preferred Holder at the addresses set forth in the Company's records with a copy to Wilson, Sonsini, Goodrich & Rosati, P.C. at 650 Page Mill Road, Palo Alto, California 94304, attention: Steven E. Bochner, and, if to the Company, to: Internet Security Systems, Inc., 41 Perimeter Center East, Suite 660, Atlanta, Georgia 30346, with a copy to Brobeck, Phleger & Harrison LLP, 301 Congress Avenue, Suite 1200, Austin, Texas 78701, attention: Carmelo M. Gordian.

                  (b) All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by airmail, return receipt requested, or by facsimile with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed.

                  (c) Any party may, by written notice to the other, alter its address or respondent, and such notice shall be considered to have been given three (3) days after the airmailing or faxing thereof.

         14.6 Attorney's Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees costs and necessary disbursements in addition to any other relief to which such party may be entitled.

         14.7 Amendments and Waivers. Any term of this Agreement may be amended with the written consent of the Company and the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding Registrable Securities; provided, however, that the holders of at least fifty-one percent (51%) of the Employee Registrable Securities held by Key Management Holders who are still employed by the Company is required if the registration rights of such Key Management Holders will be materially and adversely affected by such amendment. Any amendment or waiver effected in accordance with this Section 14.7 shall be binding upon the Preferred Holders, Key Management Holders and each transferee of the Registrable Securities, each future holder of all such Registrable Securities, and the Company.

         14.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         14.9 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default of the other party, shall impair any such right, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any Preferred Holder or Key Management Holder, shall be cumulative and not alternative.

         14.10 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and any other written or oral agreements between the parties hereto are expressly canceled.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement of the day and year first above written.


COMPANY:                            PREFERRED HOLDERS:

INTERNET SECURITY SYSTEMS, INC.     AT & T VENTURE FUND II, L.P.


By:                                 By:
   ----------------------------        ----------------------------------------
                                        Name:  Richard S. Bodman
Name:                                   Title: General Partner
     --------------------------

Title:
      -------------------------
                                    GREYLOCK EQUITY LIMITED
                                    PARTNERSHIP
KEY MANAGMENT HOLDERS:
                                    By: Greylock Equity GP Limited Partnership
                                        Its General Partner

-------------------------------
Christopher Klaus                   By:
                                       -----------------------------------------
                                        General Partner


-------------------------------
Thomas Noonan
                                    --------------------------------------------
                                    John P. Imlay, Jr.

-------------------------------
Glenn McGonnigle
                                    KLEINER PERKINS CAUFIELD & BYERS

                                    By:    KPCB VIII Associates
-------------------------------
Kevin O'Connor

                                    By:
                                       -----------------------------------------
                                        Name:
                                        Title:




                             ***RIGHTS AGREEMENT***

                                    KPCB INFORMATION SCIENCES
                                    ZAIBATSU FUND II

                                    By:    KPCB VII Associates


                                    By:
                                       -----------------------------------------
                                        Name:
                                        Title:



                                    KPCB JAVA FUND

                                    By:    KPCB VIII Associates


                                    By:
                                       -----------------------------------------
                                        Name:
                                        Title:


                                    SIGMA ASSOCIATES, III, L.P.

                                    By:    Sigma Management III, L.P.


                                    By:
                                       -----------------------------------------
                                       General Partner


                                    SIGMA INVESTORS III, L.P.

                                    By:    Sigma Management III, L.P.


                                    By:
                                       -----------------------------------------
                                       General Partner


                                    SIGMA PARTNERS III, L.P.

                                    By:    Sigma Management III, L.P.


                                    By:
                                       -----------------------------------------
                                       General Partner



                             ***RIGHTS AGREEMENT***

                                    VENTURE FUND I, L.P.


                                    By:
                                       -----------------------------------------
                                        Name:
                                        Title:





                             ***RIGHTS AGREEMENT***